UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: September 25, 2018

TARGET GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55066	46-3621499
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

55 Administration Road, Unit 8, Vaughan, Ontario, Canada L4K 4G9

(Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code: (647) 927-4644

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

For an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Emerging Growth Company ☐

Section 5- Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 25, 2018, the Company filed an amended Certificate of Incorporation in Delaware to decrease its authorized common stock to 850,000,000 shares. The Company’s authorized preferred stock remained at 20,000,000 shares.

The foregoing description of the amendment is qualified in its entirety by reference to the Certificate of Amendment filed as Exhibit 3(i) to this Report which is hereby incorporated by reference into this Item 5.03.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3(i)	Certificate of Amendment filed September 25, 2018

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET GROUP INC.

Dated: October 1, 2018	By:	/s/ Rubin Schindermann
Chief Executive Officer